UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2026
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 12, 2026, Michael Gathy, Chief Accounting Officer and principal accounting officer of Lazard, Inc. (the “Company”), informed the Company of his decision to resign as Chief Accounting Officer and principal accounting officer of the Company to pursue other opportunities, effective December 11, 2026 (the “Effective Date”).

Tracy Farr, Chief Financial Officer of the Company, will assume the additional responsibilities of principal accounting officer for the Company as of the Effective Date. For biographical information with respect to Mr. Farr, see the information under the heading “Executive Officers of the Registrant” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 23, 2026, which information is incorporated herein by reference.

There are no arrangements or understandings between Mr. Farr and any other persons pursuant to which he was selected as principal accounting officer of the Company. Further, there are no family relationships between Mr. Farr and any director or executive officer of the Company. Mr. Farr has not been party to any reportable transactions with the Company pursuant to Item 404(a) of Regulation S-K.

Mr. Farr will not receive any additional compensation in connection with his assumption of the role of principal accounting officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Deputy General Counsel, Chief Corporate Counsel & Corporate Secretary
Dated: October 13, 2026